UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

CABALETTA BIO, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-39103	82-1685768
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Arch Street, Suite 600, Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

(267) 759-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	CABA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2021, Cabaletta Bio, Inc. (the “Company”) announced its financial results for the first quarter ended March 31, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On May 3, 2021, the Company posted to the “Investors & Media” section of its website at www.cabalettabio.com an updated corporate presentation providing a corporate overview and updated development plan (the “Corporate Presentation”). A copy of the Corporate Presentation is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

Item 8.01	Other Events.

On May 3, 2021, the Company issued a press release announcing acute safety data from the first dose cohort of its ongoing DesCAARTes™ Phase 1 clinical trial of DSG3-CAART for the treatment of patients with mucosal-dominant pemphigus vulgaris. A copy of the full text of the press release referenced above is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 8.01 of this Current Report on Form 8-K.

The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by the registrant on May 3, 2021, furnished herewith.

99.2	Cabaletta Bio, Inc. Corporate Presentation, dated May 3, 2021, furnished herewith.

99.3	Press Release issued by the registrant on May 3, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CABALETTA BIO, INC.

Date: May 3, 2021	By:	/s/ Steven Nichtberger
Steven Nichtberger, M.D.
President and Chief Executive Officer